Exhibit 99.1

BUFFALO WILD WINGS, INC.> NASDAQ: BWLD SEPTEMBER 2017

2 SAFE HARBOR STATEMENT Various remarks we make about future expectations, plans, and prospects for the company constitute forward - looking statements for purposes of the Safe Harbor provisions under the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, our future financial statements of historical fact are statements that could be deemed forward - looking statements. Actual results may vary materially from those contained in forward - looking statements based on a number of factors, including the factors described under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10 - K for the fiscal year ended December 25, 2016, as updated in subsequent reports filed with the SEC. Shareholders and other readers are cautioned not to place undue reliance on forward - looking statements, which speak only as of the date on which they are made. We assume no obligation to publicly update forward - looking statements after they are made.

3 USE OF NON - GAAP INFORMATION The historical and forward - looking financial information presented and contained in the written materials provided include performance measures which are based on methodologies other than Generally Accepted Accounting Principles (“GAAP”). Buffalo Wild Wings analyzes its performance using so - called non - GAAP measures, including EBITDA and Free Cash Flow. The company believes these measures enhance the understanding and comparability of its performance. The company defines EBITDA as Earnings before Interest, Taxes , Depreciation and Amortization to provide financial insights of company operating performance while eliminating the effects of finance or accounting decisions . The company defines Free Cash Flow as Net cash provided by operating activities less Acquisitions of property and e quipment. Free Cash Flow does not include cash used towards franchise acquisitions. Reconciliations of the non - GAAP measures used in this presentation are included in the Appendix section. Additional information about Buffalo Wild Wing’s historical financial results is available within the Company’s Quarterly Financial filings which can be found at ir.buffalowildwings.com. The non - GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures.

4 BWLD TODAY • Wings. Beer. Sports. ® • $3.8 billion in system - wide sales in 2016 • $2.0 billion in revenue; $95 million in net earnings in 2016 • 1,247 Buffalo Wild Wings around the world – 619 franchised – 628 company - owned *Sales, revenue, and net earnings for year ended December 25, 2016 *Restaurant count as of September 15, 2017

5 DIFFERENTIATED STRATEGY R efine the BWLD experience to address changing consumer behavior Maximize restaurant - level performance and profitabilit y D isciplined unit growth domestically and internationa lly Continuously evaluate our unit footprint and optimize our ownership mix Optimize our capital structure and return of capital approach

6 BEST - IN - CLASS SPORTS RESTAURANT EXPERIENCE FUELING THE SPORTS FAN • Craveable core menu featuring freshly spun, best - in - class wings, 21 signature sauces and seasonings, shareable appetizers and a broad lineup of domestic , imported and craft beers • Attractive food and beverage promotions • Dedicated focus on high food quality and safety CATALYST FOR SPORTS FANDOM • Leading “third venue” for immersive sports viewing, combining the best elements of watching the game in the stadium and at home • Provides an affordable alternative to the stadium • Offers a family - friendly environment INNOVATIVE FAN EXPERIENCE • Website and mobile phone ordering • Sports engagement and gamification • Loyalty program rollout • Tablet and server handheld ordering options in test • System - wide commitment to universal POS system

7 RESTAURANT GROWTH +9% 5 - Year CAGR 817 891 993 1,082 1,175 1,240 2011 2012 2013 2014 2015 2016 Company-owned Franchised

8 REVENUE GROWTH + 20% 5 - Year CAGR $784M $1,041M $1,267M $1,516M $1,813M $1,987M 2011 2012 2013 2014 2015 2016 Company-owned Restaurant Sales Franchise Royalties and Fees

9 SAME - STORE SALES -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 2011 2012 2013 2014 2015 2016 Company-owned Franchised Casual Dining Trends

10 EPS AND CASH FLOW $2.73 $3.06 $3.79 $4.95 $4.97 $5.12 2011 2012 2013 2014 2015 2016 $18M $15M $41M $80M $65M $141M $148M $145M $179M $218M $237M $283M 2011 2012 2013 2014 2015 2016 Free Cash Flow Operating Cash Flow

11 2017 YTD $2.13 Adj Earnings per diluted share + 3.6% Total revenue growth $312.3M Used towards share repurchases (2,022,488 shares) - 31.7% Adj EPS decline vs. LY - 0.4% SSS at company - owned $64.2M Free cash flow For H1 ended June 25, 2017:

$998.4M $1,034. 7M YTD FY16 YTD FY17 REVENUE AND COMP SALES 12 2017 YTD • Total revenue growth of 3.6%. • New restaurant growth (opens): • 6, company - owned Buffalo Wild Wings • 6, franchised locations Buffalo Wild Wings • 6, franchised R Taco locations • 6, franchised international locations • EBITDA decline of 20.6% or $32.5M • Net Income decrease of 46.3% or $26.1M 1 EBITDA is a non - GAAP financial measure defined and reconciled in the Appendix. For H1 ended June 25, 2017: - 1.9% - 0.4% $157.4M $124.9M YTD FY16 YTD FY17 EBITDA 1 AND MARGIN - 1.9% - 0.4%

GROWTH DRIVERS

14 BROADER PATH TO VALUE CREATION Drive economic value Grow operatin g income Maximize capital efficien cy Reduce cost of capital Grow revenue - traffic, check size & points of a ccess Expand margins through mix, pricing and productivity Reinvest to drive 4 - wall sales NROs and Emerging Brands to extend reach and capability Optimize leverage profile for capital needs and growth outlook Proactive portfolio optimization Repurchase shares to balance debt/equity Increas e ROIC + Reduce WACC

15 MAXIMIZE RESTAURANT - LEVEL PROFITABILITY SALES - DRIVING INITIATIVES Initiatives designed to further improve the fan experience, respond to changing consumer needs, increase traffic and grow average check • Blazin ’ Rewards • Takeout optimization • 3 rd party delivery rollout • Tuesdays/Thursdays/Happy Hour • Fast Break Lunch • Single day events COST CONTROL INITIATIVES Initiatives designed to improve efficiency and reduce overhead costs • Labor usage planning • Menu optimization • Waste reduction • Sourcing and supply chain • Facilities contract negotiations • Home office and field operation support model • Third party support services • Marketing promotion and media spend optimization Maximizing restaurant - level productivity requires ongoing focus on sales and cost initiatives and an ongoing review of performance

16 EVOLVING TO MEET THE CHANGING INDUSTRY AND CONSUMER LANDSCAPE TAKEOUT AND DELIVERY • Focus on optimizing execution, including refreshed training, quality checks and technology solutions to drive customer satisfaction and upsell • Deploying hot boxes for takeout program in applicable company - owned locations by Q3 2017 • 3rd party delivery deployed to 220 restaurants with a target of 250 company - owned locations by end of 2017 - Formalized partnerships with GrubHub and DoorDash , and pursuing additional partners to maximize coverage • Partnering with franchisees to develop system - wide scaling of solutions • Piloting proprietary delivery model by end of 2017 SMALL FORMAT OVERVIEW AND RATIONALE Piloting small format BWLD locations with company - owned and franchise development - Natural extension of BWLD brand - Initial stores expected to open in Q3 2017 - 2,000 – 2,500 square foot average footprint - Estimated AUV of $1.0 – $1.5 million per store, leading to higher revenue per square foot than traditional BWLD locations - Opportunity for 200+ locations Store design addresses growing consumer need for speed and convenience by focusing heavily on takeout and delivery - Takeout and delivery estimated to be approximately 40% of sales - Targeting high population trade areas Potential for larger - scale rollout in 2018 pending evaluation of pilot program Continuous innovation meets the changing industry and consumer landscape through development of new distribution solutions leveraging our existing footprint and product offering

INTERNATIONAL EXPANSION 17 32 INTERNATIONAL B - DUBS: • MEXICO • OMAN • PANAMA • PHILIPPINES • SAUDI ARABIA • VIETNAM • UNITED ARAB EMIRATES UNDER DEVELOPMENT: • INDIA Through September 15, 2017

Q3 UPDATES

19 HURRICANES IMPACT Harvey / Irma Sales Lost ~$3.0 million EBITDA Impact ~$2.2 million Estimated EPS* ~$0.10 EPS • All Team Members safe and accounted for • In restaurant and Team Member fundraising efforts for Red Cross and Team Member assistance fund • If closed for 3 days in a month, excluded from same - store sales • If closed for one day in a week, excluded from average weekly sales • *Pre insurance adjustment

• SSS impact better than forecasted • Majority of traffic loss from takeout • Average check improving with BOGO offer • Mix shift to boneless wings sequentially improving COGS from Q217, offsetting Q3 YoY increase in traditional wing prices • As of September 19 th – all company locations on new offer (80%+ as of August 25 th ) • 39 franchise locations converted • Q417 traditional wing inflation anticipated to be 10% - 12% higher YoY 20 TUESDAY PROMOTION CHANGE

21 DELIGHT FANS - SERVICE EXCELLENCE SPEED OF SERVICE FOOD & BEVERAGE QUALITY FRIENDLINESS CLEANLINESS SERVICE EXCELLENCE • Putting Fans “center stage” • Simplify steps of service • Empower Team Members • Streamline processes and procedures • Elevate speed of service measurement • Measurement and incentives tied to performance

22 COST SAVINGS Labor 60% COGS 15% OpEX 10% G&A 15% • Identified $40M - $50M in net cost savings • Labor savings primary component • $5M net savings achieved in Q217 • Expected: • $7M Q317 • $8M Q417 • ~$25M 2018

APPENDIX

24 FISCAL CALENDAR ALIGNMENT 2016 2017 Calendar Shifts Q 1 Dec 28, 2015 – Mar 27, 2016 Dec 26, 2016 – Mar 26, 2017 • 2016 Easter: Mar 27 (2 nd week of March Madness) Q 2 Mar 28, 2016 – Jun 26, 2016 Mar 27, 2017 – Jun 25, 2017 • 2017 Easter: Apr 16 (outside of March Madness) Q 3 Jun 27, 2016 – Sep 25, 2016 Jun 26, 2017 – Sep 24, 2017 • 2016 Summer Olympics Aug 5 th – Aug 21 st Q 4 Sep 26, 2016 – Dec 25, 2016 Sep 25, 2017 – Dec 31, 2017 • Christmas Eve/Christmas Day 2016: Saturday/Sunday • Christmas Eve/Christmas Day 2017: Sunday/Monday • Incremental 53 rd week in FY17

25 NON - GAAP RECONCILIATION EBITDA 1 2015 2016 2017 (millions) Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Net earnings including noncontrolling interests $29.0 $21.4 $19.2 $25.3 $94.9 $32.7 $23.5 $22.5 $15.5 $94.2 $21.4 $8.6 Income tax expense 14.4 10.3 8.3 8.3 41.3 14.0 10.0 9.8 6.0 39.8 8.9 3.3 Interest expense 0.1 0.1 0.7 0.8 1.7 0.8 0.8 0.9 1.6 4.2 2.4 3.3 Depreciation & amortization 28.1 29.2 33.6 36.6 127.5 37.5 38.0 38.3 38.3 152.1 38.9 38.1 EBITDA $71.6 $61.0 $61.8 $71.0 $265. 3 $85.0 $72.4 $71.5 $61.4 $290. 3 $71.5 $53.4 1 The company defines EBITDA as Earnings before Interest, Taxes, Depreciation and Amortization to provide financial insights of company operating performance while eliminating the effects of finance or accounting decisions.

26 NON - GAAP RECONCILIATION FREE CASH FLOW 1 2015 2016 2017 ($ millions) Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Ne t cash provided by Operating Activities $47. 4 $53. 5 $66. 0 $70. 4 $237 .3 $77. 1 $72. 3 $64. 5 $68. 7 $282 .6 $48. 9 $49. 9 Acquisition of Property and Equipment (25. 8) (41. 5) (56. 9) (48. 3) (172 .5) (34. 1) (36. 5) (47. 2) (23. 9) (141 .7) (17. 1) (17. 4) Free Cash Flow $21. 6 $12. 0 $9.1 $22. 1 $64. 7 $43. 0 $35. 8 $17. 3 $44. 8 $140 .9 $31. 7 $32. 5 1 The company defines Free Cash Flow as cash flow from continuing operations less acquisitions for property, equipment, and business and/or investments of affiliates. 1 The company defines Free Cash Flow as Net cash provided by operating activities less Acquisitions of property and equipment . This does not include cash used towards franchise acquisitions.

27 NON - GAAP RECONCILIATION Adjusted EBITDA 2015 2016 2017 ($ millions) Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Income from operations $43.5 $31.7 $28.8 $34.5 $138. 5 $46.6 $35.5 $32.8 $21.8 $136. 7 $33.8 $9.4 Depreciation & amortization 28.1 29.2 33.6 36.6 127.5 37.5 38.0 38.3 38.3 152.1 38.9 38.1 Loss on asset disposals and impairment 0.6 2.3 1.3 3.3 7.5 1.2 1.9 1.4 3.9 8.4 1.7 2.6 Other income (expense), net (0.1) - 1.4 2.1 0.7 (0.9) 1.9 0.5 (3.9) (1.5) 1.2 (2.6) Adjusted EBITDA $72.3 $63.2 $62.3 $75.1 $272. 8 $86.2 $73.5 $72.0 $64.9 $298. 7 $73.2 $52.7 1 The Company defines Adjusted EBITDA as income from operations plus depreciation and amortization, loss on asset disposals and impairment, and other income (expense), net.

28 NON - GAAP RECONCILIATION Adjusted Net Earnings and Adjusted Net Earnings per Share 2016 2017 ($ millions) Q1 Q2 Q3 Q4 FY Q1 Q2 Earnings before income taxes $46.6 $33.6 $32.3 $21.5 $134.0 $30.2 $11.9 Loss on asset disposals and impairment 1.2 1.9 1.5 3.7 8.2 1.7 2.6 Proxy costs for contested election, advisory & consulting fees - 0.1 0.1 2.4 2.6 1.9 4.0 Advisory & consulting fees, and restructuring costs - - - - - 0.9 1.6 Gain on sale of investment in affiliate - - - - - - (5.7) Acquisition costs 0.1 - - - 0.1 - - Divestiture costs - - - - - - 0.1 Adjusted earnings before income taxes 48.0 35.5 33.8 27.6 144.9 34.8 14.5 Estimated income tax expense 14.4 10.6 10.3 7.7 43.0 10.2 4.0 Adj earnings including noncontrolling interests 33.6 24.9 23.5 19.9 102.0 24.6 10.5 Net earnings (loss) attributable to noncontrolling interests (0.1) (0.2) (0.1) (0.1) (0.5) (0.2) (0.1) Adjusted net earnings attributable to Buffalo Wild Wings $33.7 $25.1 $23.7 $20.0 $102.8 $24.7 $10.6 Weighted average shares outstanding – diluted 19.0 18.6 18.4 18.0 18.5 17.2 16.0 Adjusted earnings per diluted share $1.78 $1.35 $1.29 $1.11 $5.54 $1.44 $0.66 1 The company defines Free Cash Flow as cash flow from continuing operations less acquisitions for property, equipment, and business and/or investments of affiliates. 1 The Company defines adjusted earnings per share as adjusted net earnings attributable to Buffalo Wild Wings divided by our weighted diluted average shares outstanding. Adjusted net earnings attributable to Buffalo Wild Wings is calculated as earnings before income taxes plus loss on asset disposals and impairment (excluding store closing reserve costs), proxy costs for contested election, advisory and consulting fees, and acquisition costs. This amount is then adjusted for an estimated income tax expense and net earnings (loss) attributable to noncontrolling interests.